                                                                  Exhibit 10.8.3

                                                            EXECUTION
                                                            ---------

                     SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is entered into as of March 5, 2001, by and between GEERLINGS & WADE, INC., a Massachusetts corporation (the "BORROWER") and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts bank (the "LENDER").

     All capitalized terms not defined herein but defined in that certain Credit Agreement, dated as of April 13, 2000, by and between the Borrower and the Lender, as amended by a certain First Amendment to Credit Agreement, dated as of December 4, 2000, by and between the Borrower and the Lender (said Credit Agreement, as so amended, is hereinafter referred to collectively as the "CREDIT AGREEMENT"), shall have the meanings given to such terms in the Credit Agreement.

                            Preliminary Statements:
                            ----------------------

     A. Pursuant to the Credit Agreement and the other Financing Documents, the Lender has made or agreed to make certain Loans to the Borrower; and

     B. The Borrower has requested that the Lender grant certain financial accommodations for the benefit of the Borrower with respect to the Loans, all as more particularly described herein; and

     C. The Lender is unwilling to comply with the foregoing request of the Borrower, unless and until the Borrower has entered into, and agreed to, all of the terms and conditions of, this Second Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver of Certain Events of Default. At the request of the Borrower, the Lender hereby waives, for the Borrower's fiscal quarter ended December 31, 2000 only, any Default or Event of Default which has occurred or may have occurred as a result of the failure of the Borrower to comply with any of the financial covenants contained in subsection 6.1 of the Credit Agreement. The foregoing waiver shall operate solely with respect to the matters and period of time described herein, and shall not impair any right or power accruing to the Lender upon the occurrence or continuance of any other Default or Event of Default under the Credit Agreement and the other Financing Documents, nor shall the waiver contained herein be construed as a waiver of any such other Default or Event of Default or as an acquiescence thereto.

     2. Amendments to Credit Agreement. The definition of the term "Maximum Amount" contained in Appendix A of the Credit Agreement is hereby amended, replaced and superseded in its entirety with the following definition:

          "'MAXIMUM AMOUNT': $1,900,000.00, which amount shall automatically and without notice be reduced by $50,000.00 on the 1st and the 15th of each calendar month, commencing as of March 15, 2001 and continuing thereafter until such time as the Lender receives, in accordance with the provisions of subsection 5.2(b), a Compliance Certificate which indicates that (a) the Borrower is in compliance with all of the financial covenants contained in subsection 6.1 of this Agreement, and (b) no Event of Default has occurred and is continuing hereunder, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both would constitute or result in any such Event of Default."

     3. Representations and Warranties. The Borrower hereby acknowledges and confirms that all of its representations and warranties contained in the Credit Agreement and in all of the other Financing Documents are and remain true, correct and complete as of the date hereof as if made as of the date hereof, except as the same may expressly relate to an earlier date.

     4. No Events of Default. The Borrower hereby represents and warrants to the Lender that except as otherwise provided in Section 1 of this Second Amendment, no Event of Default has occurred and is now continuing under the Credit Agreement or under any of the other Financing Documents, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both would constitute or result in an Event of Default under the Credit Agreement or under any of the other Financing Documents.

     5. Ratification of Financing Documents. Subject to the amendments expressly set forth in Section 2 of this Second Amendment, the Borrower hereby ratifies and reaffirms all of the terms and provisions of the Financing Documents and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect. Any reference to the Credit Agreement contained in any of the Financing Documents shall now mean and refer to the Credit Agreement, as amended by this Second Amendment.

     6. Conditions Precedent. The effectiveness of this Second Amendment and the obligations of the Lender hereunder are subject to the satisfaction of each of the following conditions precedent, all of which shall be in form, scope and substance satisfactory to the Lender in all respects:

          (a) Second Amendment. The Lender shall have received this Second Amendment, as executed by a duly authorized officer of the Borrower, with the signature of such officer duly witnessed and notarized hereon.

          (b) Authority Documents. The Lender shall have received a Certificate of Assistant Clerk of the Borrower, dated of even date herewith, certifying: (i) the adoption by all of the Board of Directors of the Borrower of resolutions authorizing and approving
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     the transactions contemplated by this Second Amendment; (ii) since April
     13, 2000, there have been no amendments, modifications or changes to the Articles of Organization or By-Laws of the Borrower, and that said Articles of Organization and By-Laws continue to remain in full force and effect; and (iii) the name and signatures of the officers of the Borrower authorized to sign, for and on behalf of the Borrower, this Second Amendment.

          (c) Incumbency Certificate. The Lender shall have received a certificate of the Borrower, dated as of the date hereof, as to the incumbency and signature of the officers of the Borrower executing this Second Amendment, in form and substance reasonably satisfactory to the Lender, as executed by the Assistant Clerk of the Borrower.

          (d) Certificate of Corporate Good Standing. The Lender shall have received a Certificate of Corporate Legal Existence and Good Standing for the Borrower, as issued by the Massachusetts Secretary of State.

          (e) Fees, Costs and Expenses. The Lender shall have received payment or reimbursement from the Borrower for all of the fees, costs and expenses (including reasonable legal fees, costs and expenses) incurred by the Lender in connection with the transactions contemplated by this Second Amendment.

          (f) Other. The Borrower shall have delivered to the Lender such other documents and instruments as the Lender may reasonably require.

     7.  Miscellaneous.

          7.1 No Other Amendments; No Waiver. Except as expressly set forth herein, nothing contained herein shall be construed to modify, amend or otherwise alter any of the terms or provisions of any of the Financing Documents; nothing contained herein shall constitute a waiver of or bar to any rights or remedies available to the Lender, or a waiver of any Event of Default under the Financing Documents on any occasion, other than as expressly set forth herein; and nothing contained herein shall constitute an agreement by the Lender or obligate the Lender to take or refrain from taking any action.

          7.2 Execution; Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Second Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

          7.3 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

          7.4 Governing Law. This Second Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed
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     in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered under seal by their proper and duly authorized officers as of the date first above written.

WITNESS:                            GEERLINGS & WADE, INC.


/s/ Dodie Clasen                    By: /s/ David R. Pearce
---------------------------             ----------------------------
Name: Dodie Clasen                      David R. Pearce, President


WITNESS:                            CITIZENS BANK OF MASSACHUSETTS


/s/ Stephen C. Brooks               By: /s/ Michael T. Bulman
---------------------------             ----------------------------
Name:  Stephen C. Brooks                 Michael T. Bulman,
                                         Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Norfolk County, ss.                                         March 21, 2001

     Then personally appeared the above-named David A. Pearce, as President of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.

                                    /s/ Iveta Estrella
                                    -------------------------------
                                    Notary Public
                                    My commission expires: 6/21/07
                                    [AFFIX NOTARIAL SEAL]


                         COMMONWEALTH OF MASSACHUSETTS

Plymouth County, ss.                                        March 21, 2001

     Then personally appeared the above-named Michael T. Bulman, as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.

                                    /s/ Christine Mattuchio
                                    -----------------------
                                    Notary Public
                                    My commission expires: Aug. 27, 2004
                                    [AFFIX NOTARIAL SEAL]